AWARD AGREEMENT
                                    UNDER THE
                                 AGRITOPE, INC.,
                              1992 STOCK AWARD PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

                               Dated July 26, 1997

Agritope, Inc.
8505 S.W. Creekside Place
Beaverton, Oregon 97008                                          ("Corporation")

-----------------                                                ("Participant")
-----------------
-----------------

                                    RECITALS

                  A. Participant is an employee of Corporation. Corporation desires to have Participant remain in his or her capacity with Corporation or Epitope, and to afford Participant the opportunity to obtain stock ownership in Corporation so that Participant may have a significant proprietary interest in Corporation's success.

                  B. The board of directors of Corporation (the "Board") has granted to Participant a nonqualified stock option pursuant to Corporation's 1992 Stock Award Plan (the "Plan"), subject to the terms and conditions of this Agreement.

                  C. Capitalized terms not otherwise defined have the meanings given in Section 11.
                                    AGREEMENT

                  In consideration of services rendered and to be rendered by Participant to Corporation and of the agreements set forth below, the parties agree as follows:

                  1. Grant of Option. Subject to the terms and conditions of this Agreement, Corporation grants to Participant, as of the date of this Agreement (the "Effective Date"), an option (the "Option") to purchase ------ shares ("Shares") of Corporation's common stock, no par value (the "Stock").

                  2.  Terms of Option.

                  2.1 Price. The Option price per share shall be $2.98 (the "Option Price"). If any reduction (the "Epitope Option Reduction") is made to the exercise prices of options outstanding under the Epitope, Inc. 1991 Stock Award Plan in


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


connection with the Spin-Off, as defined below, the Option price hereunder shall be reduced by an amount equal to the product of the Epitope Option Reduction and a factor of .411, without further action of the Corporation.

                  2.2 Term. The term of the Option shall be unlimited; provided, however, that to the extent not previously exercised, the Option shall terminate upon the earlier of the following dates:

                  (a) One year after Participant ceases to be a director, officer, or employee of Corporation, Epitope, or their respective
         Subsidiaries (including with respect to periods after the effective date of the Spin-Off described in Section 2.4) for any reason other than Participant's Retirement; or

                  (b) Five years after Participant ceases to be a director, officer, or employee of Corporation, Epitope, or their respective Subsidiaries as a result of Participant's Retirement.

                  2.3 Time of Exercise. Unless the Option is terminated as provided in Section 2.2, the Option shall vest and accordingly may be exercised from time to time to purchase a cumulative total of up to the following percentage of the Shares:

                  [For each Replacement Option, the exercisability schedule will be the same as the replaced Out-of-the-Money Option.]

                  2.4 Effect of Spin-Off. In the event the stock of Corporation is distributed by Epitope to its shareholders in a spin-off transaction or sale or other disposition as a result of which the Corporation is no longer a wholly owned subsidiary of Epitope (a "Spin-Off"), unless Participant is, after the effective date of the Spin-Off, an employee of Epitope, the Option will be exercisable only to the extent the Option had become exercisable pursuant to
Section 2.3 as of the 90th day after the effective date of the Spin-Off. (If Participant is an Epitope employee after the effective date of the Spin-Off, the Option will continue to vest pursuant to Section 2.3 so long as Participant remains an employee of Epitope or its Subsidiaries and for 90 days thereafter.)

                  2.5 Acceleration of Exercisability. Notwithstanding the provisions of Sections 2.2 and 2.3, the exercisability of the Option shall be accelerated upon a Change in Control Date occurring after the Registration Date. Upon such a Change in Control Date, the Option shall become immediately and fully exercisable as to all Shares covered by the Option.

                  2.6 Method of Exercise; Payment. The Option shall be exercised by delivery of a written notice to Corporation, signed by Participant, specifying the


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


number of Shares that Participant then desires to purchase, together with cash, certified check, or bank draft payable to the order of Corporation, or other form of payment acceptable to Corporation, for an amount of United States dollars equal to the aggregate Option Price of such Shares. If Corporation, in its sole discretion, elects to allow payment of all or a portion of the Option Price in installments, Participant shall also deliver a promissory note, in form satisfactory to Corporation, for the deferred portion of the Option Price secured by a pledge, also in form satisfactory to Corporation, of the Shares of Stock purchased by such exercise of the Option. Following any Spin-off the notice of exercise and the exercise price shall be delivered to, and any check or bank draft shall be made payable to, Epitope unless otherwise requested by Corporation by notice to Participant.

                  2.7 Stock Certificates. Promptly after any exercise in whole or in part of the Option by Participant, Corporation shall deliver to Participant a certificate or certificates, registered in Participant's name, for the number of shares of Stock for which the Option was so exercised.

                  3. Nontransferability.

                  3.1 Restriction.

                  (a) The Option is not transferable by Participant other than by testamentary will or the laws of descent and distribution and, during Participant's lifetime, may be exercised only by Participant or Participant's guardian or legal representative;

                  (b) No assignment or transfer of the Option, whether voluntary, involuntary, or by operation of law or otherwise, except by testamentary will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right; and

                  (c) Immediately upon any attempt to assign or transfer the Option, the Option shall terminate and be of no force or effect.

                  3.2 Exercise in the Event of Death or Disability. Whenever the word "Participant" is used in any provision of this Agreement under circumstances when the provision should logically be construed to apply to Participant's guardian, legal representative, executor, administrator, or the person or persons to whom the Option may be transferred by testamentary will or by the laws of descent and distribution, the word "Participant" shall be deemed to include such person or persons.

                  4. No Rights as Shareholder Prior to Exercise. Participant shall not be deemed for any purpose to be a shareholder of Corporation with respect to any


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


shares subject to the Option under this Agreement as to which the Option shall not have been exercised.

                  5.  Adjustments.

                  5.1 No Effect on Changes in Corporation's Capital Structure. The existence of the Option shall not affect in any way the right or power of Corporation or its shareholders to make or authorize (a) any adjustments, recapitalizations, reorganization, or other changes in Corporation's capital structure or its business, (b) any merger or consolidation of Corporation, (c) any issue of bonds, debentures, preferred, or preference stocks ahead of or affecting the Shares, (d) the dissolution or liquidation of Corporation, (e) any sale or transfer of all or any part of its assets or business, or (f) any other corporate act or proceeding, whether of a similar character or otherwise.

                  5.2 Adjustment to Option Shares. The Shares subject to the Option are Stock as constituted on the date of this Agreement, but in the event of any stock split or payment of a dividend on Stock payable in shares of Stock, the Shares of Stock then subject to the Option shall be increased proportionately without any change in the aggregate Option Price. If all the outstanding shares of Stock shall be changed into or exchanged for a different number or class of shares of Corporation, or of another corporation, through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation, or otherwise, then there shall be substituted for each share of Stock then subject to the Option the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate Option Price for the shares then subject to the Option. In connection with any adjustment under this Section 5.2 resulting in a fractional share interest, such interest shall, if less than 0.5 share, be rounded down to the nearest whole share, and otherwise be rounded up to the nearest whole share. No adjustment shall be made under this Section in connection with any stock split, stock dividend, or other event described in this Section that occurs in connection with a Spin-Off. In case of any adjustment under this Section, a corresponding adjustment shall be made to the Exchange Ratio, as defined in
Section 9.1.

                  6.  Compliance with Securities Laws.

                  6.1 No Exercise Until Compliance. If Corporation at any time determines that registration or qualification of the Shares, the Stock, or the Option under state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable, then the Option may not be exercised, in whole or in part, until such registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to Corporation.


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


                  6.2 Investment Interest. If required by Corporation at the time of any exercise of the Option, as a condition to such exercise, Participant shall enter into an agreement with Corporation in form satisfactory to counsel for Corporation by which Participant (a) shall represent that the Shares are being acquired for Participant's own account for investment and not with a view to, or for sale in connection with, any resale or distribution of such Shares, and (b) shall agree that, if Participant should decide to sell, transfer, or otherwise dispose of any of such Shares, Participant may do so only if the Shares are registered under the Securities Act of 1933 and applicable state securities laws, unless, in the opinion of counsel for Corporation, such registration is not required.

                  7.  Termination for Cause: Competition.

                  7.1 The grant of the Option governed by this Agreement is provisional until Participant becomes entitled to a certificate for Shares in settlement thereof. In the event Participant's employment or service as a director is terminated for cause (as defined below), any portion of the Option that is provisional shall be annulled as of the date of such termination for cause. For the purpose of this Section 7.1, the term "for cause" shall have the meaning set forth in Participant's employment agreement, if any, or otherwise means any discharge (or removal) for material or flagrant violation of corporate policies and procedures or for other job performance or conduct that is materially detrimental to the best interests of the employer, as determined by its board of directors.

                  7.2 If Participant ceases to be a director or employee of Corporation, Epitope, or their respective Subsidiaries, for any reason whatsoever, and within 18 months after the date thereof accepts employment with any competitor of (or otherwise engages in competition with) the employer or corporation of which Participant was a director, its board of directors, in its sole discretion, may require Participant to return to Corporation the economic value of this Option that is realized or obtained (measured at the date of exercise, vesting, or payment) by Participant at any time during the period beginning on the date that is six months prior to the date of Participant's termination of employment with or service as a director.

                  8. Service Periods. The periods of service as an employee or director in connection with the grant of the Option are as follows:

                  [Conform to the replaced Out-of-the-Money Option.]

                  9.  Epitope Shares.

                  9.1 Mandatory Issuance. Upon any exercise of all or any portion of the Option, Participant shall receive, in lieu of shares of Stock otherwise issuable pursuant to this Option, fully paid and nonassessable shares (the "Exchange

Shares") of Common Stock, no par value, of Epitope (the "Epitope Common Stock"), based upon a ratio of 2.433 shares of Stock for each share of Epitope Common Stock (the "Exchange Ratio"). In connection with any issuance under this Section
9.1 resulting in a fractional share interest of Epitope Common Stock, such interest shall, if less than 0.5 share, be rounded down to the nearest whole share, and otherwise be rounded up to the nearest whole share. Corporation shall purchase the Exchange Shares from Epitope pursuant to a separate agreement. Epitope's obligation to issue the Exchange Shares pursuant to such agreement shall be a condition precedent to Participant's obligation to accept the Exchange Shares pursuant to this Section 9.1.

                  9.2 Procedure. Upon exercise of the Option, Corporation shall cause Epitope, pursuant to the separate agreement between Corporation and Epitope described above, to issue a certificate or certificates for the Exchange Shares in Participant's name. As promptly as practicable after exercise of the Option, Corporation at its expense shall cause to be delivered to Participant:

                  (a) A certificate or certificates for the Exchange Shares;

                  (b) A copy of the prospectus deliverable in connection with the registration of the Exchange Shares pursuant to Section 10.2 below, if applicable; and

                  (c) A statement setting forth (A) the aggregate amount of the Stock for which the Option is exercised and (B) the calculation of the number of shares of Epitope Common Stock to be issued.

                  9.3 Reservation of Stock Issuable Upon Exchange. Epitope shall at all times reserve and keep available out of its authorized but unissued shares of Epitope Common Stock, such number of its shares of Epitope Common Stock as shall from time to time be sufficient to effect the provisions of this
Section 9; and if at any time the number of authorized but unissued shares of Epitope Common Stock shall not be sufficient to do so, in addition to such other remedies as shall be available to Participant, Epitope shall use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Epitope Common Stock to such number of shares as shall be sufficient for such purposes.

                  9.4  Ratio Adjustment.

                  (a) Adjustments for Stock Splits and Subdivisions. If Epitope should at any time or from time to time fix a record date for a split or subdivision of the outstanding shares of Epitope Common Stock or the determination of holders of Epitope Common Stock entitled to receive a dividend or other distribution payable in additional shares of Epitope Common Stock or other securities or rights


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


convertible  into,  or  entitling  the holder  thereof to  receive  directly  or indirectly, additional shares of Epitope Common Stock ("Epitope Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Epitope Common Stock or the Epitope Common Stock Equivalents (including the additional shares of Epitope Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Exchange Ratio shall be appropriately adjusted so that the number of shares of Epitope Common Stock issuable upon exercise of the Option shall be increased in proportion to such increase of outstanding shares.

                  (b) Adjustments for Reverse Stock Splits. If the number of shares of Epitope Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Epitope Common Stock, then, as of the record date for such combination (or the date of such combination if no record date is fixed), the Exchange Ratio shall be appropriately adjusted so that the number of shares of Epitope Common Stock issuable on exercise of the Option shall be decreased in proportion to such decrease in outstanding shares.

                  9.5 Holdback Agreements. Participant hereby agrees, if requested by Epitope and an underwriter of an offering of Epitope securities, that it shall not sell any Epitope Common Stock for a period of time specified by the underwriter (not to exceed 90 days) following the effective date of a registration statement pursuant to which Epitope proposes to sell its securities to the public generally; provided, however, that all executive officers and directors of Epitope enter into similar agreements. Participant agrees that Epitope shall have sole discretion to determine whether and on what terms to undertake any public offering of its securities.

                  9.6 Restriction on Transfer of Shares Issued. In the event that the registration statement provided for in Section 10.2 below covering the Exchange Shares has not been declared effective at the time any Exchange Shares are issued under this Section 9, any such Exchange Shares shall bear a legend stating that the Exchange Shares have not been registered under the 1933 Act and may not be offered, sold, transferred, pledged, or otherwise disposed of, in whole or in part, unless the transaction is registered under the 1933 Act and applicable state securities laws, unless, in the opinion of counsel for Epitope, such registration is not required. Prior to the effectiveness of the registration statement covering the Exchange Shares, Epitope shall refuse to register on its books any purported transfer of Exchange Shares not made in accordance with the 1933 Act and this Agreement, and any such purported transfer shall be void.

                  9.7 No Shareholder Rights. Nothing contained in this Agreement shall be construed as conferring upon Participant or any other person the right to vote on or consent to matters submitted to shareholders, to receive notice as a shareholder in respect of meetings of shareholders, to receive dividends, or to exercise any


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


other rights whatsoever as a shareholder of Epitope, until, and only to the extent that, Participant shall have received shares of Epitope Common Stock.

                  9.8 Condition Precedent. The Company will use its best efforts to obtain approval by Epitope of its obligations under this Agreement and the agreement described in Section 9.1 pursuant to which the Exchange Shares will be obtained from Epitope. If the Company determines that such approval cannot be obtained or that such agreement cannot be entered into with Epitope, the Option shall terminate on notice to Participant to that effect.

                  10.  Registration Rights.

                  10.1 Definitions.

                  (a) The terms "register," "registered, and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act and the declaration or ordering of effectiveness of such registration statement or document.

                  (b) The term Registrable Securities means the Exchange Shares. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (i) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, or (ii) they are transferred pursuant to Rule 144 (or any similar provision that is in force) under the 1933 Act.

                  10.2 Epitope Registration. As soon as practicable after the delivery of this Agreement to Participant, Epitope shall file a registration statement on Form S-3 or S-8 or other applicable form (the "Epitope Registration Statement") covering the Epitope Common Stock for which the Stock may be exchanged unless such stock is already registered, and prepare and file such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the 1933 Act with respect to disposition of all securities covered by such registration statement. Epitope shall use its best efforts to cause the Epitope Registration Statement to become effective under the 1933 Act and to maintain the effectiveness of the Epitope Registration Statement for a period ending on the earlier of (i) one year after the date by which all Stock issuable pursuant to the Plan has been exchanged for Epitope Common Stock, and (ii) such other date by which the holders of Registrable Securities have sold all the Epitope Common Stock into which the Stock is exchangeable or by and after which the holders of Registrable Securities may sell the Epitope Common Stock without registration under the 1933 Act. If required by applicable law, Epitope shall furnish to the holders of Registrable Securities such reasonable number of copies of a prospectus, in conformity with the requirements of the 1933 Act, and any amendments or supplements thereto and such other


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


documents as the holders of Registrable Securities may reasonably request in order to facilitate the disposition of the Registrable Securities after the Epitope Registration Statement has been declared effective. Epitope shall use reasonable efforts to notify the holders of Registrable Securities when a prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, to notify the holders of Registrable Securities of the happening of any event as a result of which the prospectus included in the Epitope Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, to promptly file such amendments and supplements as may be required on account of such event, and to use its best efforts to cause each such amendment to become effective. The holders of Registrable Securities shall not effect sales of Registrable Securities after receipt of notice from Epitope that any such amendment or supplement is required on account of any such event, until the amendment becomes effective or the supplement has been filed. Epitope's obligations under this Section 10.2 shall expire at such time as it is no longer required to maintain the effectiveness of the Epitope Registration Statement as provided for above.

                  10.3  Preparation; Information; Reasonable Investigation.

                  (a) Furnish Information. It shall be a condition precedent to Epitope's obligations under Section 10.2 that the holders of Registrable Securities shall furnish to Epitope such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities, and shall agree to be bound by the terms of this Section 10 if such holders are not already parties to this Agreement.

                  (b) Preparation; Reasonable Investigation. In connection with the preparation and filing of any registration statement under the 1933 Act pursuant to Section 10.2 above, Epitope shall give the holders of Registrable Securities registered under such registration statement, their underwriters, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and shall give each of them such access to its books and records and such opportunities to discuss Epitope's business with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

                  10.4 Expenses of Registration. All expenses relating to Registrable Securities (other than underwriting discounts and commissions, transfer taxes, if any, and fees and disbursements of counsel to the holders of Registrable


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


Securities) incurred in connection with the registrations, filings or qualifications pursuant to Section 10.2 above, including without limitation all registration, filing and qualification fees, printing and accounting fees, and fees and disbursements of counsel for Epitope, shall be borne by Epitope.

                  10.5 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

                  (a) Registering Corporation Indemnification. To the extent permitted by law, Epitope shall indemnify and hold harmless each holder of Registrable Securities, the officers, directors, partners, agents, and employees of each holder or any underwriter (as defined in the 1933
         Act) for such holder, and each person, if any, who controls such holder or underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "Violation"):

                           (i) any untrue  statement or alleged untrue statement
                  of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,

                           (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                           (iii) any  violation or alleged  violation by Epitope
                  of the 1933 Act, the 1934 Act, any state securities law, or any rule or regulation promulgated under the 1933 Act, the 1934 Act, or any state securities law.

         Epitope shall reimburse each such holder, officer, director, partner, agent, employee, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action. The indemnity agreement contained in this section 10.5(a) shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without Epitope's consent (which consent shall not be unreasonably withheld),


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


         nor shall Epitope be liable to a holder in any such case for any such loss, claim, damage, liability, or action (A) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of such holder, underwriter or controlling person or (B) in the case of a sale directly by a holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such holder to engage in a distribution solely on behalf of such holder), if such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act.

                  (b) Holder Indemnification. To the extent permitted by law, each holder of Registrable Securities shall indemnify and hold harmless Epitope, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls Epitope within the meaning of the 1933 Act, each agent and any underwriter for Epitope, and any other holder of Registrable Securities selling securities in such registration statement or any of its directors, officers, partners, agents, or employees or any person who controls such holder or underwriter, against any losses, claims, damages, or liabilities (joint or several) to which Epitope or any such director, officer, controlling person, agent, or underwriter or other such holder, director, officer or controlling person may become subject, under the 1933 Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such holder expressly for use in connection with such registration; and each such holder shall reimburse any legal or other expenses reasonably incurred by Epitope or any such director, officer, controlling person, agent or underwriter or other holder, officer, director, partner, agent, employee or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the holder, which consent shall not be unreasonably withheld nor, in the case of a sale directly by Epitope of its securities (including a sale of such securities through any underwriter retained by Epitope to engage in a distribution solely on behalf of Epitope), shall the holder be liable to Epitope in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and Epitope failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act; and provided, further, that the indemnification obligation of each holder shall be limited to the aggregate public offering price of the Registrable Securities sold by such holder pursuant to such registration.

                  (c) Notice, Defense, and Counsel. Promptly after receipt by an indemnified party under this Section 10.5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 10.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10.5 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.5.

                  (d) Survival of Rights and Obligations. The obligations of Epitope and the holders of Registrable Securities under this Section
         10.5 shall survive the completion of any offering of Registrable Securities in a registration statement whether under this Section 10.5 or otherwise.

                  11.  Defined Terms.

                  When used in this Agreement, the following terms shall have the meanings specified below:

                  11.1 "Acquiring Person" shall mean, from and after the Registration Date, any person or related person or related persons which constitute a "group" for purposes of Section 13(d) and Rule 13d-5 under the 1934 Act, as such Section and Rule are in effect as of the date of this Agreement; provided, however, that the term Acquiring Person shall not include (a) Epitope or any of its Subsidiaries, (b) any employee benefit plan of Epitope or any of its Subsidiaries, (c) any entity holding voting capital stock of Epitope or of any its Subsidiaries for or pursuant to the terms of any such employee benefit plan, or (d) any person or group solely because such person or group has voting power with respect to capital stock of Corporation or Epitope arising from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to the 1934 Act.

                  11.2  "Change in Control" shall mean:

                  (a) A change in control of Epitope of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A as in effect on the date of this Agreement pursuant to the 1934 Act; provided that, without limitation, such a change in control shall be deemed to have occurred at such time as any Acquiring Person hereafter becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 30 percent or more of the combined voting power of Voting Securities; or

                  (b) During any period of 12 consecutive calendar months, individuals who at the beginning of such period constitute the Epitope board of directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election, by Corporation's shareholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; or

                  (c) There shall be consummated (i) any consolidation or merger of Epitope in which Epitope is not the continuing or surviving corporation or pursuant to which Voting Securities would be converted into cash, securities, or other property, other than a merger of Epitope in which the holders of Voting Securities immediately prior to the merger have the same, or substantially the same, proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Epitope; or

                  (d) Approval by the shareholders of Epitope of any plan or proposal for the liquidation or dissolution of Epitope.

                  11.3 "Change in Control Date" shall mean the first date following the date of this Agreement on which a Change in Control has occurred.

                  11.4 "Effective Date" has the meaning assigned in Section 1.

                  11.5 "Epitope" means Epitope, Inc., an Oregon corporation.

                  11.6  "Option" has the meaning assigned in Section 1.

                  11.7 "Voting Securities" shall mean Epitope's issued and outstanding securities ordinarily having the right to vote at elections for Epitope's board of directors.

                  11.8 Capitalized terms not otherwise defined in this Agreement have the meanings given them in the Plan.

                  12.  Miscellaneous.

                  12.1 Violation. Notwithstanding any provision of this Agreement to the contrary, the Option shall not be exercisable at any time, in whole or in part, if issuance and delivery of the Stock or Exchange Shares would violate any law or regulation.

                  12.2 Tax Reimbursement. In the event any withholding or similar tax liability is imposed on Corporation or Epitope in connection with or with respect to the exercise of the Option, Participant agrees to pay to Corporation or Epitope an amount sufficient to provide for such tax liability.

                  12.3 Disputes. Any dispute or disagreement that may arise under or as a result of this Agreement, or any question as to the interpretation of this Agreement, may be determined by Corporation in its absolute and uncontrolled discretion, and any such determination shall be final, binding, and conclusive on all affected persons.

                  12.4 Notices. Any notice that a party may be required or permitted to give to the other shall be in writing, and may be delivered personally or by certified or registered mail, postage prepaid, at the address set forth above, or at such other address as either party may designate by

                                           AGRITOPE, INC.


                                           By ----------------------------------
                                           Title: ------------------------------


                                           -------------------------------------
                                           Participant

Agreed to for purposes
of Sections 9.3 and 10

EPITOPE, INC.


By -----------------------------------
Title: